UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)

2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01. Other Events

On March 16, 2017, Omega Protein Corporation (the “Company”) received notice applicable to all employers from the United States Citizenship and Immigration Services that a sufficient number of H2B visa petitions had been received to reach the congressionally mandated H2B visa cap for fiscal 2017. As a result, the Company will not be able to utilize any H2B visa workers for its 2017 fishing season, despite timely filing and receiving approval from the U.S. Department of Labor for such workers.

Although the Company has reduced the number of H2B visas requested over time, the Company has historically utilized workers in the United States H2B visa program during the Company’s fishing seasons, whereby foreign nationals are permitted to enter the United States on temporary work visas and engage in seasonal, non-agricultural employment. To address the H2B worker shortfall, the Company has increased its recruiting efforts to find other qualified workers. The Company may also implement changes to its fishing operations to minimize the impact of the H2B worker shortfall, including consolidating vessel crews and increasing the number of carrying vessels used in its fishing operations.

Depending on the effectiveness of the above measures, it is possible that the Company may operate up to three fewer vessels in the Gulf of Mexico than previously anticipated for a portion or all of the 2017 fishing season. However, the number of fishing vessels is not the sole determinant of fish catch for any particular fishing season. Fish catch is generally affected by a number of factors, including weather, fish population, fish migration patterns, fishing distance away from a processing plant, water temperature and available food sources. In addition, the Company has historically operated fewer vessels at the start and end of each fishing season when fish catch tends to be lower. Therefore, the Company believes that the impact of any worker shortfall is likely to be smaller at the beginning of the season, allowing the Company more time to address any initial shortfall. The Company expects to commence its Gulf of Mexico fishing season on April 17, 2017.

While the Company expects that it will be able to substantially ameliorate the impact of the H2B worker shortfall, it is possible that the Company’s inability to secure a sufficient number of qualified workers could have an adverse impact on the Company’s 2017 Gulf of Mexico fishing season.

Forward-Looking Statements

This filing includes “forward-looking statements.” Words such as “may,” “may not,” “believes,” “do not believe,” “expects,” “do not expect,” “anticipates,” “ anticipated," “do not anticipate,” “see,” “do not see,” “should,” “possible,” or other similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect the Company’s current views about future events. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations and financial performance. The Company does not undertake any duty to update any forward-looking statement, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: March 22, 2017	/s/ John D. Held
John D. Held
Executive Vice President and General Counsel